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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-36256, 33-38534, 33-42268, 33-45012, 333-12561, and 333-62475 of Pentair,
Inc. of our report dated February 16, 2001 appearing in this Annual Report on Form 10-K of Pentair, Inc. for the year ended December 31, 2000.



Deloitte & Touche LLP

/s/ DELOITTE & TOUCHE LLP


Minneapolis, Minnesota
March 16, 2001